UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 21, 2016

HILL-ROM HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Indiana	1-6651	35-1160484

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Prudential Plaza Suite 4100 Chicago, Illinois		60601

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (312) 819-7200

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 21, 2016, Comfort Holdings, Inc., a wholly-owned subsidiary of Hill-Rom Holdings, Inc. (the “Corporation”), acquired all of the outstanding shares of Anodyne Medical Device, Inc., known as Tridien Medical (“Tridien”).  Tridien develops, manufactures and markets support surfaces and patient positioning devices.  This acquisition will allow the Corporation to insource a significant supply chain function, and is expected to result in reduced costs and improved margins.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL-ROM HOLDINGS, INC.

DATE: September 22, 2016	BY:	/s/ Deborah Rasin
Deborah Rasin
Senior Vice President
Chief Legal Officer and Secretary